VAN DEVENTER & HOCH
                               -------------------
                               AMERICAN VALUE FUND










                                  Annual Report
                                October 31, 2000

                     VAN DEVENTER & HOCH AMERICAN VALUE FUND


October 31, 2000


Dear Shareholders:

The American Value Fund posted a return of 0.57% for the twelve months ended October 31, 2000. By comparison, the S&P 500 Index gained 6.1% for the same period. Although the Fund's twelve-month performance fell short of our objective, the shortfall was largely experienced during the first four months of this measurement period. Since that time, we have been particularly pleased with the portfolio's progress.

For the period February 29, 2000 through October 31, 2000, the Fund's performance has been very strong. During this eight-month interval, the American Value Fund has gained 23.28% while the S&P 500 Index has increased a modest 5.4%. This eight-month period is significant because it coincides with the large price correction experienced in the growth-oriented NASDAQ market since its peak in early March.

During this time, investor sentiment for so-called "New Economy" stocks changed dramatically. Investors have challenged the popular notion that technology and telecommunications stocks are somehow immune to the forces of the overall economy. These investors have now begun to focus less on hopeful concepts and more on real assets, earnings, and stock valuations. This development has benefited many traditional market segments and significantly bolstered the Fund's returns.

The Fund experienced positive contributions from nearly every economic sector during this interval. The most meaningful to the Fund's results was the portfolio's 21% exposure to Financial Services, which contributed significantly to the Fund's return. Likewise, the portfolio's exposure to the Energy and Capital Goods sectors aided results. Symptomatic with current market sentiment, the only sectors posting meaningful declines were Technology and Communications, which together accounted for a modest 16% of the portfolio's investments.

During the year, stock prices for many of the market's most highly valued companies have significantly weakened. Although the broad market's valuations have remained surprisingly stable throughout this retrenchment, the valuations for many stocks within the market have changed considerably. Stocks with moderate but reliable earnings growth prospects have appreciated in value for most of the year, while stocks with stronger but less certain earnings growth prospects have depreciated in value.

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                     VAN DEVENTER & HOCH AMERICAN VALUE FUND


As stock prices continue to jump around, sometimes erratically, we will continue to look for what we consider to be the best values across a broad range of economic sectors and industries. We will focus the Fund's investments on companies with attractive valuations relative to their underlying assets and future earning power. We believe this strategy should continue to serve our shareholders' long-term objectives of both safety and growth of capital.

Cordially,

/s/ Russell Kartub

Russell Kartub
Portfolio Manager for American Value Fund

The information contained in this report is authorized for use when proceeded or accompanied by a prospectus for the Fund. The Fund is distributed by First Fund Distributors, Inc., 4455 E. Camelback Rd., Suite 261E, Phoenix, AZ 85018.

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                     VAN DEVENTER & HOCH AMERICAN VALUE FUND


              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                 IN THE VAN DEVENTER & HOCH AMERICAN VALUE FUND,
    THE RUSSELL MID CAP VALUE INDEX & THE S&P 500 COMPOSITE STOCK PRICE INDEX

                         Average Annual Total Return(1)

                     One year......................   0.57%
                     Since inception (5/7/99)......  (8.18%)


                    Russell Mid Cap    Van Deventer & Hoch     S&P 500 Composite
                      Value Index      American Value Fund     Stock Price Index
                      -----------      -------------------     -----------------
May-7-99                 10,000              10,000                 10,000
Jul-99                    9,689               9,680                  9,984
Oct-99                    9,142               8,757                 10,274
Jan-00                    8,664               7,976                 10,542
Apr-00                    9,345               8,325                 11,013
Jul-00                    9,365               8,072                 10,880
Oct-00                   10,225               8,807                 10,899

Past performance is not predictive of future performance.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

* The Russell Mid Cap Value Index is comprised of securities in the Russell Mid Cap Index with less than average growth orientations, including lower price-to-book and price-to earnings ratios. This Index is a widely used benchmark of the mid-cap universe.

* The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The stocks that comprise this index have similar long-term risk and return characteristics as the Fund.

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                     VAN DEVENTER & HOCH AMERICAN VALUE FUND


SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2000
--------------------------------------------------------------------------------
  Shares    COMMON STOCKS: 97.80%                                   Market Value
--------------------------------------------------------------------------------

            BASIC MATERIALS: 3.45%
   7,000    Louisiana-Pacific Corp..............................    $    59,500
   6,000    Praxair, Inc........................................        223,500
                                                                    -----------
                                                                        283,000
                                                                    -----------
            CAPITAL GOODS: 14.79%
   2,000    Avery Dennison Corp.................................        101,000
   2,000    Boeing Co...........................................        135,625
   6,500    Crown Cork & Seal Co., Inc..........................         59,313
   3,000    Emerson Electric Co.................................        220,312
   3,000    Fluor Corp..........................................        105,000
   2,300    Honeywell International, Inc........................        123,769
   6,500    ITT Industries, Inc.................................        211,656
  10,800    Reliance Steel & Aluminum Co........................        256,500
                                                                    -----------
                                                                      1,213,175
                                                                    -----------
            COMMUNICATION SERVICES: 5.04%
     350    Avaya, Inc.*........................................          4,703
   7,000    MCI WorldCom Inc.*..................................        166,250
   1,500    SBC Communications, Inc.............................         86,531
     734    VelocityHSI, Inc....................................            780
   2,684    Verizon Communications..............................        155,169
                                                                    -----------
                                                                        413,433
                                                                    -----------
            CONSUMER CYCLICAL: 12.79%
   4,000    Delphi Automotive Systems Corp......................         62,750
   7,500    Masco Corp..........................................        140,156
  18,000    Mattel, Inc.........................................        232,875
   3,000    May Department Stores, Co...........................         78,750
   9,000    Sherwin-Williams Co.................................        195,187
   4,000    Tribune Co..........................................        148,250
   7,000    V F Corp............................................        191,188
                                                                    -----------
                                                                      1,049,156
                                                                    -----------
            CONSUMER STAPLES: 8.80%
   7,000    Albertson's, Inc....................................        165,812
  12,000    Bowne & Co., Inc....................................        100,500
   1,300    Cardinal Health, Inc................................        123,175
   3,000    Clorox Co...........................................        133,875
   3,000    Kimberly-Clark Corp.................................        198,000
                                                                    -----------
                                                                        721,362
                                                                    -----------

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                     VAN DEVENTER & HOCH AMERICAN VALUE FUND


SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2000, CONTINUED
--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            ENERGY: 9.21%
   3,000    EOG Resources, Inc..................................    $   118,125
   3,000    Halliburton Co......................................        111,188
   9,500    Occidental Petroleum Corp...........................        188,813
   2,600    Phillips Petroleum Co...............................        160,550
   5,000    Texas Pacific Land Trust............................        176,875
                                                                    -----------
                                                                        755,551
                                                                    -----------
            FINANCIAL SERVICES: 21.28%
   2,500    A.G. Edwards, Inc...................................        126,875
   6,000    Allstate Corp.......................................        241,500
   3,000    Fannie Mae..........................................        231,000
   3,600    MBIA, Inc...........................................        261,675
   3,000    Metris Companies, Inc...............................         97,125
   2,500    T. Rowe Price Associates............................        117,031
   6,000    UnumProvident Corp..................................        169,500
   2,000    Wachovia Corp.*.....................................        108,000
   4,720    Washington Mutual, Inc..............................        207,680
   4,000    Wells Fargo Co......................................        185,250
                                                                    -----------
                                                                      1,745,636
                                                                    -----------
            HEALTH CARE: 7.03%
   4,000    Bristol Myers Squibb Co.............................        243,750
   1,400    Merck & Co., Inc....................................        125,913
   4,000    Schering-Plough Corp................................        206,750
                                                                    -----------
                                                                        576,413
                                                                    -----------
            TECHNOLOGY: 11.01%
   1,000    Applied Materials, Inc.*............................         53,125
   5,500    Compaq Computer Corp................................        167,255
   4,000    Electronic Data Systems Corp........................        187,750
   1,500    International Business Machines Corp................        147,750
   4,200    Lucent Technologies Inc.............................         97,912
   1,500    Microsoft Corp.*....................................        103,313
   3,500    Motorola, Inc.......................................         87,281
   7,000    Xerox Corp..........................................         59,063
                                                                    -----------
                                                                        903,449
                                                                    -----------
            TRANSPORTATION & SERVICES: 0.86%
   1,500    Union Pacific Corp..................................         70,313
                                                                    -----------

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                     VAN DEVENTER & HOCH AMERICAN VALUE FUND


SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2000, CONTINUED
--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------

            UTILITIES: 3.54%
   4,000    American Water Works Co., Inc.......................    $    97,500
   1,500    El Paso Energy Corp.................................         94,031
   1,500    FPL Group, Inc......................................         99,000
                                                                    -----------
                                                                        290,531
                                                                    -----------
            TOTAL COMMON STOCKS
              (Cost $7,441,195+)................................      8,022,019
                                                                    -----------

Principal
 Amount     SHORT-TERM INVESTMENTS: 2.21%
--------------------------------------------------------------------------------

            MONEY MARKET INSTRUMENTS: 0.01%
$    973    UMB Money Market Fiduciary
              (Cost $973).......................................            973
                                                                    -----------
            U.S. TREASURY OBLIGATIONS: 2.20%
$181,000    U.S. Treasury Bill, due 12/07/2000
              (Cost $179,923)...................................        179,923
                                                                    -----------
            TOTAL SHORT-TERM INVESTMENTS
              (Cost $180,896)...................................        180,896
                                                                    -----------
            TOTAL INVESTMENTS IN SECURITIES
              (Cost $7,622,091): 100.01%........................      8,202,915
            Liabilities in Excess of Other Assets: (0.01%)......           (321)
                                                                    -----------
                NET ASSETS: 100.00%.............................    $ 8,202,594
                                                                    ===========

*    Non-income producing security.
+ At October 31, 2000, the cost of securities for Federal tax purposes was the same as for financial reporting purposes. Gross unrealized appreciation and depreciation of securities is as follows:

            Gross unrealized appreciation.......................    $ 1,769,570
            Gross unrealized depreciation.......................     (1,188,746)
                                                                    -----------
                   Net unrealized appreciation..................      $ 580,824
                                                                    ===========

See accompanying Notes to Financial Statements.

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                     VAN DEVENTER & HOCH AMERICAN VALUE FUND


STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
     (identified cost $7,622,091)...............................    $ 8,202,915
  Cash..........................................................            775
  Receivables:
     Dividends and interest.....................................         11,555
  Other Assets..................................................          1,857
                                                                    -----------
        Total assets............................................      8,217,102
                                                                    -----------
LIABILITIES
  Accrued expenses..............................................         14,508
                                                                    -----------

NET ASSETS......................................................    $ 8,202,594
                                                                    ===========

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     ($8,202,594 / 691,348 shares outstanding; unlimited
     number of shares [par value $0.01] authorized).............    $     11.86
                                                                    ===========

COMPONENTS OF NET ASSETS
  Paid-in capital...............................................    $ 7,544,853
  Undistributed net investment income...........................         74,403
  Accumulated net realized gain on investments..................          2,514
  Net unrealized appreciation on investments....................        580,824
                                                                    -----------
        Net assets..............................................    $ 8,202,594
                                                                    ===========

See accompanying Notes to Financial Statements.

                     VAN DEVENTER & HOCH AMERICAN VALUE FUND


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends.................................................    $   195,576
      Interest..................................................         31,080
                                                                    -----------
         Total income...........................................        226,656
                                                                    -----------
   Expenses (Note 3)
      Management fees...........................................         61,454
      Administration fees.......................................         39,581
      Distribution fees.........................................         21,948
                                                                    -----------
         Total expenses.........................................        122,983
                                                                    -----------
             Net investment income..............................        103,673
                                                                    -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain on investments..............................          8,595
  Net change in unrealized appreciation on investments..........       (223,492)
                                                                    -----------
     Net realized and unrealized loss on investments............       (214,897)
                                                                    -----------
           NET DECREASE IN NET ASSETS RESULTING FROM
            OPERATIONS .........................................    $  (111,224)
                                                                    ===========

See accompanying Notes to Financial Statements.

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                     VAN DEVENTER & HOCH AMERICAN VALUE FUND


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                 Year ended      May 7, 1999* to
                                              October 31, 2000  October 31, 1999
                                              ----------------  ----------------

INCREASE / (DECREASE) IN NET ASSETS FROM
OPERATIONS:
  Net investment income......................    $   103,673     $    71,511
  Net realized gain / (loss) on
   investments...............................          8,595          (6,081)
  Net change in unrealized depreciation
   on investments............................       (223,492)     (1,584,652)
                                                 -----------     -----------
      NET DECREASE IN NET ASSETS
       RESULTING FROM OPERATIONS ............       (111,224)     (1,519,222)
                                                 -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income.................       (100,781)             --
                                                 -----------     -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net  increase / (decrease) in net assets
   derived from net change in
   outstanding shares (a)....................     (2,202,947)     12,136,768
                                                 -----------     -----------
      TOTAL INCREASE / (DECREASE)
                                                 -----------     -----------
       IN NET ASSETS ........................     (2,414,952)     10,617,546
                                                 -----------     -----------

NET ASSETS
  Beginning of period........................     10,617,546              --
                                                 -----------     -----------
  END OF PERIOD..............................    $ 8,202,594     $10,617,546
                                                 ===========     ===========

(a) A summary of share transactions is as follows:

                                 Year ended               May 7, 1999* to
                              October 31, 2000            October 31, 1999
                          -------------------------   -------------------------
                            Shares         Value        Shares         Value
                          -----------   -----------   -----------   -----------
Initial capitalization...          --   $        --       903,489   $12,291,651
Shares sold .............      34,366       372,185        67,932       924,279
Shares issued for
   reinvestment of
   distributions.........       8,853       100,655            --            --
Shares redeemed..........    (243,564)   (2,675,787)      (79,728)   (1,079,162)
                          -----------   -----------   -----------   -----------
Net increase (decrease)..    (200,345)  $(2,202,947)      891,693   $12,136,768
                          ===========   ===========   ===========   ===========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                     VAN DEVENTER & HOCH AMERICAN VALUE FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                  Year          May 7, 1999*
                                                  ended            through
                                             October 31, 2000  October 31, 1999
                                             ----------------  ----------------

Net asset value, beginning of period .........  $     11.91      $     13.60
                                                -----------      -----------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...................         0.14             0.08
     Net realized and unrealized loss on
      investments ............................        (0.08)           (1.77)
                                                -----------      -----------
         Total from investment operations ....         0.06            (1.69)
                                                -----------      -----------
Less distributions:
     From net investment income ..............        (0.11)              --
                                                -----------      -----------

Net asset value, end of period ...............  $     11.86      $     11.91
                                                ===========      ===========

Total return .................................         0.57%          (12.43%)++

Ratios/supplemental data:

Net assets, end of period (millions) .........  $       8.2      $      10.6

Ratio of expenses to average net assets: .....         1.40%            1.29%+

Ratio of net investment income to
     average net assets: .....................         1.18%            1.23%+

Portfolio turnover rate ......................        26.22%           25.16%

* Commencement of operations of Allegiance American Value Fund, predecessor and accounting survivor.
++   Not annualized.
+    Annualized.

See accompanying Notes to Financial Statements.

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                     VAN DEVENTER & HOCH AMERICAN VALUE FUND


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Van Deventer & Hoch American Value Fund (the "Fund") (formerly Allegiance American Value Fund) is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital and above average current income with investments primarily in equity securities of U.S. companies (i.e. companies with at least a five-year operating history) which, in the opinion of the Fund's advisor, are undervalued by the market. The Fund began operations on May 7, 1999.

     On August 10, 2000, the shareholders of Allegiance American Value Fund, a series of Allegiance Investment Trust, approved an Agreement and Plan of Reorganization ("Reorganization Plan") for a tax-free reorganization whereby substantially all of the assets of the Allegiance American Value Fund were exchanged for shares of the Van Deventer & Hoch American Value Fund, a series of Advisors Series Trust. The Allegiance American Value Fund was the accounting survivor and therefore the operations and performance since the commencement of its operations on May 7, 1999 were carried over to the Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

                     VAN DEVENTER & HOCH AMERICAN VALUE FUND

--------------------------------------------------------------------------------

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     A.   MANAGEMENT  FEE.  Van  Deventer  & Hoch  (the  "Advisor")  acts as the
          Investment Advisor to the Fund. The advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.70% based upon the average daily net assets of the Fund. For the year ended October 31, 2000, the Fund incurred $61,454 in Advisory Fees.

     B. ADMINISTRATIVE SERVICE FEE. Pursuant to an Administrative Services Agreement, Van Deventer & Hoch provides certain administration services to the Fund. In consideration of the services provided by Van Deventer & Hoch, they receive a fee computed daily and paid monthly at an annual rate of 0.70% (0.35% prior to August 10, 2000) of the average daily net assets of the Fund. This fee arrangement requires them to absorb and pay out of their own resources all operating expenses that exceed an annual rate of 1.65% (1.30% prior to August 10, 2000) of the average daily net assets.

     C. DISTRIBUTION FEES. The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing

                     VAN DEVENTER & HOCH AMERICAN VALUE FUND

--------------------------------------------------------------------------------

          prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended October 31, 2000, the Fund paid the Distribution Coordinator in the amount of $21,948.

     D. Investment Company Administration, L.L.C. (the "Sub-Administrator") acts as the Fund's Sub-Administrator under an Sub-Administration Agreement. The Sub-Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Sub-Administrator receives a monthly fee at the following annual rate:

          Fund asset level              Fee rate
          ----------------              --------
          Less than $15 million         $30,000

          $15 million to less than
          $50 million                   0.20% of average daily net assets

          $50 million to less than
          $100 million                  0.15% of average daily net assets

          $100 million to less than
          $150 million                  0.10% of average daily net assets

          More than $150 million        0.05% of average daily net assets

     E. First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     F. Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

     For the year ended October 31, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,167,268 and $3,377,751, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Van Deventer & Hoch American Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Deventer & Hoch American Value Fund (the "Fund") (formerly Allegiance American Value Fund) at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 7, 1999 (commencement of operations) through October 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


New York, New York
December 5, 2000

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                                     ADVISOR

                               Van Deventer & Hoch
                      655 North Central Avenue, Suite 1550
                           Glendale, California 91203

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    CUSTODIAN

                           United Missouri Bank, N.A.
                               928 Grand Boulevard
                           Kansas City, Missouri 64106

                                 TRANSFER AGENT

                             ICA Fund Services Corp.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018
                                  800-576-8229

                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                            New York, New York 10036

                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104